Exhibit 99.1

EXHIBIT L to

Business Combination Agreement

ESCROW AGREEMENT

This ESCROW AGREEMENT (this “Agreement”) is dated as of                     , by and among (i) HW Global, Inc., a Delaware corporation (“Parent”), (ii) Valor Shareholder Representative, LLC, a Delaware limited liability company, solely in its capacity as the Shareholder Representative (the “Shareholder Representative”), and (iii) U.S. Bank National Association, a national banking association (the “Escrow Agent”), as escrow agent. Parent and the Shareholder Representative are sometimes collectively referred to herein as the “Interested Parties,” and each individually is sometimes referred to herein as an “Interested Party.”

WHEREAS, Parent, HeartWare International, Inc., a Delaware corporation, HW Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Parent, Valor Merger Sub, Ltd., a private company incorporated under the laws of Israel and wholly owned subsidiary of Parent (“ISR Merger Sub”), Valtech Cardio, Ltd., a private company incorporated under the laws of Israel (the “Company”), and the Shareholder Representative have entered into a certain Business Combination Agreement, dated as of September 1, 2015 (the “Business Combination Agreement”), which is attached hereto as Exhibit A, pursuant to which, among other things, ISR Merger Sub will be merged with and into Valor at the ISR Effective Time (the “ISR Merger”); and

WHEREAS, the Interested Parties wish to engage the Escrow Agent to act, and the Escrow Agent is willing to act, as escrow agent hereunder and, in that capacity, to hold, administer and distribute the Escrowed Shares (as defined below) in accordance with, and subject to, the terms of this Agreement.

NOW THEREFORE, for valuable consideration, the receipt whereof is hereby acknowledged, the parties hereto agree as follows:

Section 1. Certain Definitions. Except as otherwise set forth herein, capitalized terms used herein without definition shall have the meanings set forth in the Business Combination Agreement.

“Business Day” (whether such term is capitalized or not) means a day, other than Saturday, Sunday or other day on which commercial banks (including the Escrow Agent) in Boston, Massachusetts or Tel Aviv, Israel are authorized or required by applicable Law to close.

“ISR Effective Time” means the date and time of the issuance of the Certificate of Merger by the Registrar of Companies of the State of Israel filing referenced in the Business Combination Agreement (or such later time as may be agreed by the parties to the Business Combination Agreement and specified in the Certificate of Merger in accordance with Israeli law).

“Recipients” means the Participating Rights Holders and the Founders, each as defined in the Business Combination Agreement.

Section 2. Funding of Escrow Account. At the Closing, pursuant to Section 1.5(b) of the Business Combination Agreement, Parent shall deposit [            ] Holdco Common Shares (the “Escrowed Shares”) into a segregated account established with the Escrow Agent (the “Escrow Account”), and the Escrow Agent agrees to hold the Escrowed Shares as a book position registered in the name of U.S. Bank National Association as Escrow Agent for the benefit of Parent and to administer the Escrow Account in accordance with the terms of this Agreement.

Section 3. Claims and Payment; Release from Escrow.

(a) General Requirements. Notwithstanding anything express or implied to the contrary herein, any written instructions to release or distribute Escrowed Shares pursuant to Section 3(b) or Section 3(c) below that are to be delivered to the Escrow Agent (including, without limitation, written instructions set forth in any final non-appealable order of a court of competent jurisdiction or final non-appealable arbitration decision (each an “Order”) pursuant to any subparagraph of Section 3(b)) and that pertain to the release of any Escrowed Shares to any Recipient shall contain such Recipient’s full name, taxpayer identification number and current address. The Interested Parties agree to supply tax identification numbers by signing and returning IRS Forms W-9 (or applicable IRS Forms W-8, in the case of non-U.S. persons) to the Escrow Agent as requested. The Escrow Agent shall be entitled to rely upon an Order that it and the other Interested Parties receives from an Interested Party (accompanied by an executed written statement from such Interested Party stating that such Order is final and non-appealable) without any duty to inquire as to whether such Order complies with the requirements of this Section 3. Each of the Interested Parties agrees to deliver any written instructions contemplated under Section 3(b), Section 3(c) or Section 5 at such time as may be required so that payment of the Escrowed Shares covered by such written instructions to the applicable Person or Persons shall be made at such time as is provided for in the Business Combination Agreement. Any of the Escrowed Shares released to any Recipient shall be released to U.S. Bank National Association (in its capacity as the exchange agent (the “Exchange Agent”) referred to in the Exchange Agent Agreement, dated as of the date hereof, among Parent and U.S. Bank National Association (the “Exchange Agent Agreement”)), for further payment to such Recipient pursuant to the Exchange Agent Agreement. The allocation of Escrowed Shares to be released to the Exchange Agent, on the one hand, or Parent or the Surviving Corporation, on the other hand, shall be set forth by Parent and the Shareholder Representative in any written instructions contemplated under Section 3(b) or Section 3(c).

(b) Release from Escrow Account.

(i) If Parent desires to make a claim for indemnification pursuant to Article 11 of the Business Combination Agreement (an “Indemnification Claim”), and in connection therewith seeks recovery from the Escrow Account, Parent shall deliver a notice of claim (in the form of an Officer’s Certificate as described in Section 11.4(a) of the Business Combination Agreement) concurrently to the Shareholder Representative and the Escrow Agent (a “Claim Notice”). The Escrow Agent shall not have responsibility to determine if any Claim Notice satisfies the conditions set forth in the Business Combination Agreement for making a claim, including whether there is a basis for making a claim or if the Claim Notice was sent to or received by the Shareholder Representative. Whenever a Claim Notice is delivered by Parent to the Escrow Agent and the Shareholder Representative and such Claim Notice is agreed to and acknowledged in writing by the Shareholder Representative to the Escrow Agent and Parent within thirty (30) days after receipt of such Claim Notice by the Escrow Agent and the Shareholder Representative (the “Indemnity Response Period”), (A) the claimed Damages set forth in such Claim Notice (the “Claimed Amount”) (or portion thereof, to the extent the Shareholder Representative shall have agreed to and acknowledged a portion of the Claimed Amount) shall be deemed finally determined to be owing to Parent for all purposes under this Agreement and the Business Combination Agreement, and (B) within four (4) Business Days of the receipt of such agreement and acknowledgement from the Shareholder Representative, the Escrow Agent shall disburse from the Escrowed Shares held in the Escrow Account to Parent the lesser of (I) the remaining Escrowed Shares held in the Escrow Account, or (II) the amount so agreed to and acknowledged by the Shareholder Representative, in accordance with the written instructions provided to the Escrow Agent and the Shareholder Representative by Parent. In connection with any release of the Escrowed Shares held in the Escrow Account to Parent, the Escrow Agent shall disburse the applicable number of Escrowed Shares with an aggregate value (determined in accordance with Section 3(f)(i)) equal to such unpaid amount.

(ii) If, during the Indemnity Response Period, the Shareholder Representative delivers to Parent and the Escrow Agent a written notice contesting a Claim Notice (an “Indemnity Dispute Notice”) in respect of an Indemnification Claim, or if the Shareholder Representative does not deliver an Indemnity Dispute Notice or a written notice agreeing to and acknowledging a Claim Notice to Parent and the Escrow Agent during the Indemnity Response Period, then unless and until the Shareholder Representative withdraws such Indemnity Dispute Notice in writing, or the Shareholder Representative delivers a written notice agreeing to and acknowledging such Claim Notice to Parent and the Escrow Agent, the Indemnification Claim to which such Indemnity Dispute Notice refers will be a “Disputed Indemnity Claim.” Except as otherwise provided in this Section 3(b), the Escrow Agent shall not release from escrow or distribute any portion of the Escrowed Shares held in the Escrow Account that is the subject of (A) a Disputed Indemnity Claim or (B) an Indemnification Claim that has not been agreed to and acknowledged in writing by the Shareholder Representative. Except as otherwise specifically provided herein, in the event of any Disputed Indemnity Claim(s), the Escrow Agent shall retain the applicable number of Escrowed Shares with an aggregate value (determined in accordance with Section 3(f)(i)) equal to the Claimed Amount of such Disputed Indemnity Claim(s), until such time or times as it receives joint written notice signed by the Shareholder Representative and Parent, or an Order (accompanied by and executed written statement from the Shareholder Representative or Parent stating that such Order is final and non-appealable) which is also delivered to the Parent or the Shareholder Representative (as applicable), setting forth instructions to the Escrow Agent pursuant to Section 3(c) and Section 3(d), in which case the Escrow Agent shall comply with such joint written instructions or Order.

(iii) The Escrow Agent may rely conclusively on any Claim Notice, Indemnity Dispute Notice or joint written notice signed by the Shareholder Representative and Parent that the Escrow Agent receives hereunder and believes to be genuine and it will be presumed that any such notice satisfies the conditions set forth herein. Furthermore, the Escrow Agent shall have no responsibility to determine if any Claim Notice or Indemnity Dispute Notice satisfies the conditions set forth in the Business Combination Agreement for making or objecting to a claim, including whether there is a basis for making or objecting to a claim, whether the claim or objection is set forth in sufficient detail, or that a copy of the Claim Notice or Indemnity Dispute Notice was sent to or received by the Parent or the Shareholder Representative.

(c) Release Pursuant to Joint Written Instructions or Order. Upon receipt by the Escrow Agent at any time or from time to time of (A) joint written instructions signed by the Shareholder Representative and Parent, directing the Escrow Agent to release all or any portion of any of the Escrowed Shares, whether in respect of a Disputed Indemnity Claim or otherwise, to (I) Parent for its own account or (II) to the Exchange Agent for further payment to Recipients, or (B) an Order setting forth instructions to the Escrow Agent as to the amount of the Escrowed Shares, if any, to be released, whether in respect of a Disputed Indemnity Claim or otherwise, the Escrow Agent shall promptly (but in any event within four (4) Business Days after receipt of such instructions or Order) distribute whatever portion of such Escrowed Shares is specified in such written instructions to the extent available, or all of the remaining Escrowed Shares if such written instructions shall so specify, in such manner and to such Persons as such instructions shall specify. Any distributions of Escrowed Shares to the Recipients pursuant to this Section 3(c) shall be made in accordance with Section 3(a) above to the Exchange Agent, Parent or the Surviving Corporation, as applicable.

(d) Content of Joint Written Instructions and Orders. Any written instructions given by the Shareholder Representative or Parent, or jointly by the Shareholder Representative and Parent, pursuant to this Section 3, or any Order contemplated under this Section 3, directing the Escrow Agent to make a release from the Escrowed Shares, shall contain the percentage or amount of such Escrowed Shares or portion thereof covered by such written instructions or Order to which any Person is entitled pursuant to this Section 3 and in the case of any release of Escrowed Shares, shall include the value of an Escrowed Share and the number of Escrowed Shares to be released, in each case, as determined in accordance with the Business Combination Agreement. The Interested Parties hereto agree that such percentage or amount of such Escrowed Shares or portion thereof that shall be specified for release to the Exchange Agent for further distribution to Recipients in such written instructions or Order shall be determined and calculated such that the amount so distributed to any Recipient is equal to the portion of such Escrowed Shares to which such Recipient is entitled pursuant to the Business Combination Agreement. The Escrow Agent shall have no duty or obligation to make any calculations of any kind hereunder.

(e) Final Release from Escrow Account. In the event that any or all of the Escrowed Shares have not been fully distributed by the Escrow Agent as of the date that is 12 months following the date of this Agreement, then the Shareholder Representative shall deliver to the Escrow Agent and Parent written instructions (the “Escrow Release Instructions”) that shall direct the Escrow Agent to distribute all of the remaining Escrowed Shares, as applicable, less the aggregate outstanding amount of any unpaid Indemnification Claim(s) made prior to such date (including the amount of any outstanding Disputed Indemnity Claim(s) and the amount of any Indemnification Claims with respect to which the Indemnity Response Period has not expired), to the Exchange Agent, for further distribution to the Recipients in accordance with Section 3(a), as shall be specified in the Escrow Release Instructions; provided that any Escrowed Shares shall be released in accordance with Section 3(f) below.

(f) Escrowed Shares.

(i) For purposes of determining the value of Escrowed Shares held in the Escrow Account in connection with determining the number of Escrowed Shares to be delivered in order to satisfy Indemnification Claims made by Holdco Indemnitees under the Business Combination Agreement, each Escrowed Share shall be deemed to have a value as of the date hereof equal to $83.73 (the “Parent Stock Price”), as adjusted pursuant to the terms of the Business Combination Agreement (the Parent Stock Price, as the same may be so adjusted, the “Adjusted Parent Stock Price”); provided that for purposes of determining the number of Escrowed Shares to be delivered in order to satisfy Indemnification Claims made by Holdco Indemnities under the Business Combination Agreement, in accordance with Section 11.4 of the Business Combination Agreement, each Escrowed Share shall have a value equal to the Adjusted Parent Stock Price in effect as of the date on which Parent delivers the Claim Notice to the Escrow Agent. Within two (2) Business Days following the final determination of any adjustment of the Parent Stock Price pursuant to the terms of the Business Combination Agreement, Parent and the Shareholder Representative shall deliver joint written instructions signed by the Shareholder Representative and Parent notifying the Escrow Agent of the then-current amount of the Adjusted Parent Stock Price. For the avoidance of doubt, the Escrow Agent shall have no duty, responsibility or obligation to make any determination as to the amount of the Parent Stock Price or Adjusted Parent Stock Price pursuant to this Agreement, and may rely conclusively on any such determinations thereof made by Parent and the Shareholder Representative that are provided to the Escrow Agent in joint written instructions.

(ii) Notwithstanding anything to the contrary in this Agreement, no fractional Holdco Common Shares, and no certificates or scrip for any such fractional shares, shall be released or distributed to the Recipients pursuant to this Agreement (after aggregating all fractional Holdco Common Shares to be received by such Recipient in connection with such release or distribution).

Section 4. Inspection Rights and Account Statements.

(a) Parent and the Shareholder Representative shall have the right to inspect and obtain copies of the records of the Escrow Agent pertaining to this Agreement and to receive quarterly reports of the status of the Escrow Account. On or before the tenth (10th) Business Day following the last day of each fiscal quarter during the term hereof, the Escrow Agent shall deliver account statements to Parent and the Shareholder Representative with respect to the Escrow Account for the prior quarter, which statements shall include the account balances, disbursements made pursuant to this Agreement and the status of any Disputed Indemnity Claims.

Section 5. Tax Matters.

(a) Distributions (If Any) With Respect to Escrowed Shares. During the period the Escrowed Shares are held by the Escrow Agent, all Holdco Common Shares or other property (including ordinary cash dividends) distributable or issuable (whether by way of dividend, stock split or otherwise) in respect of or in exchange for any Escrowed Shares (including pursuant to or as a part of a merger, consolidation, acquisition of property or stock, reorganization or liquidation involving Parent) (“Distributions”) shall be delivered to the Escrow Agent to hold hereunder and such Distributions shall be released together with (or in lieu of, in the case of Distributions made in exchange for Escrowed Shares) the Escrowed Shares to which such Distributions relate, at such time as such Escrowed Shares are released (or would have been released, in the case of Distributions made in exchange for Escrowed Shares), and provided, further, that any Distributions in the form of cash will be held in a segregated, non-interest bearing escrow account. All Distributions held in the Escrow Account shall be treated as owned by the Recipients and reported to the Recipients by the Escrow Agent for U.S. federal income tax purposes. Upon the release hereunder of any Escrowed Shares to Parent or the Exchange Agent for distribution to the Recipients, any Distributions corresponding to such Escrowed Shares shall be released therewith. Parent acknowledges that each Recipient has the right to exercise any voting and other statutory rights pertaining to such Recipient’s Pro Rata Share of Escrowed Shares then remaining in the Escrow Account, subject to the limitations set forth in those certain Stockholders Voting Agreements dated as of September 1, 2015 and referenced in the Business Combination Agreement and any applicable legal limitations.

(b) Tax Reporting Relating to Escrowed Shares and Distributions Thereon. The parties hereto agree that for all tax reporting purposes, (i) each Recipient shall be treated as the beneficial owners of such Recipient’s Pro Rata Share of such Escrowed Shares while such Escrowed Shares are held in the Escrow Account (and such Escrowed Shares will be treated by the Exchange Agent and all parties hereto for tax reporting purposes as having been paid to the Recipients at the ISR Effective Time), and (ii) any Distributions described in Section 5(a) with respect to such Escrowed Shares in any calendar year (and any earnings on such Distributions) shall, as of the end of each calendar year and to the extent required by the IRS or any foreign tax authority, be allocated to and timely reported as having been distributed to the applicable Recipient on Internal Revenue Service (“IRS”) Form 1099-DIV (or other applicable forms) in accordance with applicable legal requirements. For the avoidance of doubt, all taxes relating to any Distribution with respect to such Escrowed Shares shall be the responsibility of the Recipients.

(c) Each of the Interested Parties agrees, jointly and severally, subject to Section 8(e), to indemnify and hold the Escrow Agent (and its directors, officers, employees and agents) harmless from any liability or obligation on account of taxes, assessments, interest or penalties that may be assessed or asserted against the Escrow Agent (and its directors, officers, employees and agents) in connection with, on account of or relating to the Escrowed Shares, the management established hereby, any payment or distribution of or from the Escrowed Shares pursuant to the terms hereof or other activities performed under the terms of this Agreement, including interest and penalties, except in the case of the Escrow Agent’s negligence or willful misconduct, and provided that, for the avoidance of doubt, the Escrow Agent is responsible for any income or other taxes on the Escrow Agent’s fees. The foregoing indemnification and agreement to hold harmless shall survive the termination of this Agreement and the resignation of the Escrow Agent.

Section 6. Shareholder Representative.

The Shareholder Representative represents and warrants to the Escrow Agent that, pursuant to Section 3.7 of the Business Combination Agreement, it has the right, limited liability company power and authority (i) to enter into and perform this Agreement, (ii) to give and receive directions and notices hereunder; and (iii) to make all determinations that may be required or that it deems appropriate under this Agreement. In the event that the Shareholder Representative is replaced pursuant to the terms of Section 3.7 of the Business Combination Agreement, then Parent and the Escrow Agent agree to enter into an amendment hereto solely to reflect the appointment of such replacement Shareholder Representative, provided, the new Shareholder Representative satisfies the Escrow Agent’s reasonable legal compliance requirements.

Section 7. Concerning the Escrow Agent.

(a) Each Interested Party acknowledges and agrees that the Escrow Agent (i) shall not be responsible for any of the agreements referred to or described herein (including without limitation the Business Combination Agreement, other than with respect to the definitions of certain terms used herein, which definitions are set forth in the Business Combination Agreement), or for determining or compelling compliance therewith, and shall not otherwise be bound thereby, (ii) shall be obligated only for the performance of such duties as are expressly and specifically set forth in this Agreement on its part to be performed, each of which is ministerial (and shall not be construed to be fiduciary) in nature, and no implied duties or obligations of any kind shall be read into this Agreement against or on the part of the Escrow Agent, (iii) shall not be obligated to take any legal or other action hereunder which might in its judgment involve or cause it to incur any expense or liability unless it shall have been furnished with acceptable indemnification, (iv) may rely on and shall be protected in acting or refraining from acting upon any written notice, instruction (including, without limitation, wire transfer instructions, whether incorporated herein or provided in a separate written instruction), instrument, statement, certificate, request or other document furnished to it hereunder and believed by it to be genuine and to have been signed or presented by the proper Person, and shall have no responsibility or duty to make inquiry as to or to determine the genuineness, accuracy or validity thereof (or any signature appearing thereon), or of the authority of the Person signing or presenting the same, and (v) may consult counsel satisfactory to it, including in-house counsel, and the opinion or advice of such counsel in any instance shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with the opinion or advice of such counsel.

(b) The Escrow Agent shall not be liable to anyone for any action taken or omitted to be taken by it hereunder except in the case of the Escrow Agent’s gross negligence or willful misconduct (as finally adjudicated by a court of competent jurisdiction). In no event shall the Escrow Agent be liable for any indirect, punitive, special or consequential damage or loss (including but not limited to lost profits) whatsoever, even if the Escrow Agent has been informed of the likelihood of such loss or damage and regardless of the form of action.

(c) The Escrow Agent shall have no more or less responsibility or liability on account of any action or omission of any book-entry depository, securities intermediary or other subescrow agent employed by the Escrow Agent than any such book-entry depository, securities intermediary or other subescrow agent has to the Escrow Agent, except to the extent that such action or omission of any book-entry depository, securities intermediary or other subescrow agent was caused by the Escrow Agent’s own gross negligence or willful misconduct (as finally adjudicated by a court of competent jurisdiction).

(d) The Escrow Agent is hereby authorized, in making or disposing of any investment permitted by this Agreement, to deal with itself (in its individual capacity) or with any one or more of its affiliates, whether it or such affiliate is acting as a subagent of the Escrow Agent or for any third person or dealing as principal for its own account.

(e) Notwithstanding any term appearing in this Agreement to the contrary, in no instance shall the Escrow Agent be required or obligated to distribute any Escrowed Shares (or take other action that may be called for hereunder to be taken by the Escrow Agent) sooner than two (2) Business Days after (i) it has received the applicable documents required under this Agreement in good form, or (ii) passage of the applicable time period (or both, as applicable under the terms of this Agreement), as the case may be.

(f) Unless and except to the extent otherwise expressly set forth herein, all deposits and payments hereunder, or pursuant to the terms hereof (including without limitation all payments to the Escrow Agent pursuant to Section 8 below) shall be in U.S. dollars.

Section 8. Compensation, Expense Reimbursement and Indemnification.

(a) Parent agrees, subject to Section 8(e), to pay the Escrow Agent’s compensation for its normal services hereunder in accordance with the fee schedule attached hereto as Exhibit B and made a part hereof.

(b) Parent agrees to reimburse the Escrow Agent on demand for all documented costs and expenses incurred in connection with the administration of this Agreement or the escrow created hereby or the performance or observance of its duties hereunder which are in excess of its compensation for normal services hereunder, including without limitation, payment of reasonable legal fees and expenses incurred by the Escrow Agent in connection with resolution of any claim by any party hereunder.

(c) Each of the Interested Parties (in the case of the Shareholder Representative, solely on behalf of the Recipients and in its capacity as the Shareholder Representative, not in its individual capacity) covenants and agrees, jointly and severally, subject to Section 8(e), to indemnify the Escrow Agent (and its directors, officers, employees and agents) and hold it (and such directors, officers, employees and agents) harmless from and against any loss, liability, damage, cost and expense of any nature incurred by the Escrow Agent arising out of or in connection with this Agreement or with the administration of its duties hereunder, including but not limited to reasonable attorneys’ fees and other costs and expenses of defending or preparing to defend against any claim of liability, unless and except to the extent such loss, liability, damage, cost and expense shall have been finally adjudicated by a court of competent jurisdiction to have resulted from the Escrow Agent’s gross negligence or willful misconduct. The foregoing indemnification and agreement to hold harmless shall survive the termination of this Agreement and the resignation of the Escrow Agent.

(d) [Intentionally Omitted.]

(e) In the event that the Escrow Agent is entitled to indemnification from the Interested Parties hereunder, each of Parent, on the one hand, and the Shareholder Representative, on the other hand, agrees as between themselves that:

(i) they shall share, fifty percent (50%) each, all amounts payable to the Escrow Agent pursuant to Section 5(c), Section 8(c) and Section 10;

(ii) notwithstanding Section 8(e)(i) above, if and to the extent that such action, claim and proceeding against the Escrow Agent is by virtue of instructions given (or failed to be given) either solely by Parent or solely by the Shareholder Representative in connection with the release of (or failure to release) any of the Escrowed Shares (any such action, claim or proceeding being hereinafter referred to as an “Instructions Claim”), then (A) if such Instructions Claim arose by virtue of instructions given (or failed to be given) by Parent, Parent shall indemnify Escrow Agent for any such loss, liability, cost, damage or expense, or (B) if such Instructions Claim arose by virtue of instructions given (or failed to be given) by the Shareholder Representative, the Shareholder Representative, solely on behalf of the Recipients and in its capacity as the Shareholder Representative, not in its individual capacity, shall indemnify Escrow Agent for any such loss, liability, cost, damage or expense.

Section 9. Resignation or Removal.

(a) The Escrow Agent may at any time resign as Escrow Agent hereunder by giving thirty (30) days’ prior written notice of resignation to the Interested Parties, and the Interested Parties may remove the Escrow Agent by furnishing to the Escrow Agent thirty (30) days’ prior written notice, which notice shall be joint, of its removal along with payment of all fees, costs and reasonable expenses to which the Escrow Agent is entitled through the date of termination. Within thirty (30) days after receipt of the foregoing notice of resignation or delivery of the foregoing notice of removal, the Interested Parties will issue to the Escrow Agent a written instruction authorizing redelivery of the Escrowed Shares to a bank or trust company that it appoints as successor to the Escrow Agent hereunder. If a successor escrow agent has not accepted such appointment by the end of such thirty (30) day period, the Escrow Agent may either (i) safe keep the Escrowed Shares until a successor escrow agent is appointed, without any obligation to invest the same or continue to perform under this Agreement, or (ii) apply to a court of competent jurisdiction for appointment of a successor escrow agent.

(b) Upon receipt of notice of the identity of the successor escrow agent, the Escrow Agent shall deliver the Escrowed Shares then held hereunder to the successor escrow agent, less any unpaid fees, costs and reasonable expenses owed to the Escrow Agent under this Agreement until all such fees, costs and reasonable expenses are paid to it.

(c) Upon delivery of the Escrowed Shares to the successor escrow agent, the Escrow Agent shall have no further duties, responsibilities or obligations hereunder.

Section 10. Dispute Resolution.

Subject to Section 3, it is understood and agreed that, should any dispute arise with respect to the delivery, ownership, right of possession, or disposition of the Escrowed Shares, or should any claim be made upon the Escrow Agent or the Escrowed Shares by a third party, the Escrow Agent upon receipt of notice of such dispute or claim is authorized and shall be entitled (at its sole option and election) to retain in its possession without liability to anyone, all or any of said Escrowed Shares until such dispute shall have been settled either by the mutual written agreement of the parties involved or by a final order, decree or judgment of a court in the United States of America, the time for perfection of an appeal of such order, decree or judgment having expired. The Escrow Agent may, but shall be under no duty whatsoever to, institute or defend any legal proceedings which relate to the Escrowed Shares. The Escrow Agent shall be entitled to receive (from and at the expense of the claiming party) an opinion of counsel to the effect that any order, judgment or decree is final and not subject to appeal. The Escrow Agent shall have the option, after thirty (30) calendar days’ notice to the Interested Parties of its intention to do so, to file an action in interpleader requiring the Interested Parties hereto to answer and litigate any claims and rights among themselves. The costs and expense (including reasonable attorneys’ fees and expenses) incurred by the Escrow Agent in connection with such proceeding shall be the joint and several obligations of the Interested Parties (subject to Section 8(e)).

Section 11. Governing Law; Consent to Jurisdiction and Service; Waiver of Jury Trial.

(a) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF DELAWARE.

(b) The parties hereby absolutely and irrevocably consent and submit to the exclusive jurisdiction of the courts in the State of Delaware and the United States District Court for the District of Delaware in connection with any actions or proceedings commenced regarding this Agreement, including, but not limited to, any interpleader proceeding or proceeding for the appointment of a successor escrow agent brought against the Interested Parties (or any of them) by the Escrow Agent pursuant to this Agreement. In any such action or proceeding, the parties each hereby absolutely and irrevocably (i) waive any objection to jurisdiction or venue, (ii) waive personal service of any summons, complaint, declaration or other process, and (iii) agree that the service thereof may be made by certified or registered first-class mail directed to such party, as the case may be, at their respective addresses in accordance with Section 13 hereof.

(c) THE PARTIES HEREBY WAIVE A TRIAL BY JURY OF ANY AND ALL ISSUES ARISING IN ANY ACTION OR PROCEEDING BETWEEN THEM OR THEIR SUCCESSORS OR ASSIGNS, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF ITS PROVISIONS OR ANY NEGOTIATIONS IN CONNECTION HEREWITH.

Section 12. Force Majeure.

The Escrow Agent shall not be responsible for delays or failures in performance resulting from acts beyond its control (but only to the extent such specific acts are beyond the reasonable control of the Escrow Agent). Such acts shall include but not be limited to acts of God, strikes, lockouts, riots, acts of war, epidemics, governmental regulations superimposed after the fact, fire, communication line failures, computer viruses, power failures, earthquakes or other disasters; it being understood that the Escrow Agent shall use commercially reasonable efforts which are consistent with accepted practices in the banking industry to resume performance as soon as reasonably practicable under the circumstances.

Section 13. Notices; Wiring Instructions.

(a) Notice Addresses. Any notice permitted or required hereunder shall be in writing, and shall be sent (i) by personal delivery or overnight delivery by a recognized courier or delivery service, (ii) by registered or certified mail, return receipt requested, postage prepaid, or (iii) by confirmed facsimile or email (with receipt confirmed by the recipient), in each case to the parties at their address set forth below (or to such other address as any such party may hereafter designate by written notice to the other parties). Notwithstanding anything herein to the contrary, no notice to any party to this Agreement shall be deemed given until actually received by such party.

If to Escrow Agent:

U.S. Bank National Association

Corporate Trust Services

One Federal Street, 10th Floor

Boston, MA 02110

Attention: [●]

Ref: [●]

Telephone: [●]

Email: [●]

And to:

U.S. Bank National Association

Attn: [●]

Trust Finance Management

60 Livingston Ave

St. Paul, MN 55107

Ref: [●]

Telephone: [●]

E-mail: [●]

If to Exchange Agent:

U.S. Bank National Association

60 Livingston Avenue

St. Paul, MN 55107

ABA No. [●]

DDA No. [●]

Attn.: [●]

Ref: [●]

If to Parent:

HW Global, Inc.

500 Old Connecticut Path

Framingham, MA 01701

Attention: General Counsel

Facsimile No.: (508) 739-0948

Email: lknopf@heartware.com

If to the Shareholder Representative:

Valor Shareholder Representative, LLC

3 Commonwealth Avenue

Boston, MA 02116

Attention: Lawrence C. Best

Email: bestlc@comcast.net

With a copy (which shall not constitute notice) to:

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, New York 10019

Attention: Morgan D. Elwyn; Thomas Mark

Facsimile No.: (212) 728-8111

Telephone No.: (212) 728 8000

Email: melwyn@willkie.com; tmark@willkie.com

(b) Wiring Instructions. Any funds to be paid to or by the Escrow Agent hereunder shall be sent by wire transfer pursuant to the following instructions (or by such method of payment and pursuant to such instruction as may have been given in advance and in writing to or by the Escrow Agent, as the case may be, in accordance with Section 13(a) above):

If to Parent:

Bank: [●]

ABA No.: [●]

Account Name: [●]

Account Number: [●]

If to Escrow Agent on the Closing Date:

U.S. Bank National Association

ABA # [●]

Corporate Trust

Acct. # [●]

Ref: [●]

If to Escrow Agent after the Closing Date:

U.S. Bank National Association

ABA # [●]

Corporate Trust

Acct. # [●]

Ref: [●]

If to Exchange Agent:

U.S. Bank National Association

ABA # [●]

Corporate Trust

Acct. # [●]

Ref: [●]

Section 14. Miscellaneous.

(a) Binding Effect; Successors. This Agreement shall be binding upon the respective parties hereto and their heirs, executors, successors and assigns. If the Escrow Agent consolidates, merges or converts into, or transfers all or substantially all of its corporate trust business to, another entity or corporation, the successor entity or corporation, upon written notice to each of the Interested Parties, shall be the successor Escrow Agent.

(b) Modifications. This Agreement may not be altered or modified without the express written consent of each of the parties hereto. No course of conduct shall constitute a waiver of any of the terms and conditions of this Agreement, unless such waiver is specified in a signed writing executed by the party against which such waiver shall be effective, and then only to the extent so specified. A waiver of any of the terms and conditions of this Agreement on one occasion shall not constitute a waiver of the other terms of this Agreement, or of such terms and conditions on any other occasion.

(c) Reproduction of Documents. This Agreement and all documents relating thereto, including, without limitation, (i) consents, waivers and modifications which may hereafter be executed, and (ii) certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, optical disk, micro-card, miniature photographic or other similar process. The parties agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

(d) Counterparts and Facsimile or .Pdf Execution. This Agreement may be executed in several counterparts, each of which shall be deemed to be one and the same instrument. The exchange of copies of this Agreement and of signature pages by facsimile transmission or .pdf shall constitute effective execution and delivery of this Agreement as to the parties and may be used in lieu of the original Agreement for all purposes. Signatures of the parties transmitted by facsimile or .pdf shall be deemed to be their original signatures for all purposes.

(e) Interested Party Information. To help the government fight the funding of terrorism and money laundering activities, federal law requires the Escrow Agent to obtain, verify and record certain information that identifies each person who opens an escrow account. For a non-individual Person such as a business entity, a charity, a trust or other legal entity, the Escrow Agent will ask for documentation to verify its formation and existence as a legal entity. The Escrow Agent may also ask to be provided financial statements, licenses, identification and authorization documents from individuals claiming authority to represent the entity or other relevant documentation. The parties acknowledge that a portion of the identifying information set forth herein is being requested by the Escrow Agent in connection with the USA Patriot Act, Pub.L.107-56 (the “Act”), and each agrees to provide any additional information requested by the Escrow Agent in connection with the Act or any other legislation or regulation to which Escrow Agent is subject, in a timely manner.

(f) Security Advice Waiver. The Interested Parties acknowledge that regulations of the Comptroller of the Currency grant them the right to receive brokerage confirmations of security transactions as they occur. The Interested Parties specifically waive such notification to the extent permitted by applicable Law and acknowledge that they will receive periodic cash transaction statements which will detail all investment transactions.

(g) Authorized Representatives. Each individual designated as an authorized representative (each, an “Authorized Representative”) of any Interested Party is authorized to give and receive notices, requests and instructions and to deliver certificates and documents in connection with this Agreement on behalf of such Interested Party, and the name, telephone number and specimen signature for each such Authorized Representative, initially authorized hereunder, is set forth on Exhibit C. From time to time, any Interested Party may, by delivering to the other parties hereto a revised copy of Exhibit C, or any resolution, incumbency certificate or similar document setting forth the officers of such Interested Party, which officers shall be deemed to be Authorized Representatives of such Interested Party for purposes of this Agreement, change such Interested Party’s Authorized Representatives (and amend this Agreement to so provide), but until a new Exhibit C, resolution, incumbency certificate or similar document with the information regarding the successor Authorized Representatives is delivered to a party in accordance with this Agreement, that party shall be entitled to rely conclusively on the Exhibit C, resolution, incumbency certificate or similar document, as applicable, last delivered hereunder.

(h) Termination. This Agreement shall terminate upon the distribution of all Escrowed Shares from the Escrow Account established hereunder in accordance with the terms of this Agreement, subject, however, to the survival of obligations specifically contemplated in this Agreement to so survive.

(i) Time is of the Essence. Time is of the essence under this Agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, each of the parties has caused this Agreement to be duly executed and delivered as an instrument under seal in its name and on its behalf as of the date and year first above written.

HW GLOBAL, INC.

By:
Name:
Title:

SHAREHOLDER REPRESENTATIVE

VALOR SHAREHOLDER REPRESENTATIVE, LLC (solely in its capacity as the Shareholder Representative)

By:
Name:
Title:

U.S. BANK NATIONAL ASSOCIATION, AS ESCROW AGENT

By:
Name:
Title:

EXHIBIT A

BUSINESS COMBINATION AGREEMENT

See attached.

EXHIBIT B

ESCROW AGENT FEES

U.S. BANK NATIONAL ASSOCIATION

Schedule of Fees for Services as

Escrow Agent and Paying Agent/Exchange Agent for:

HW Global, Inc.

Initial Acceptance Fee:

A one-time charge covering review of escrow documents, paying agency/exchange agency documents, establishment of accounts and liaison with parties to the governing documents and attorneys.

$[●]

Escrow Agent Annual Administration Fee:

Covers normal ongoing duties of the Escrow Agent as described in the governing documents. Payable in advance at closing and not subject to proration. If escrow term is less than one year, this will be a one-time administration fee.

$[●]

Paying Agent/Exchange Agent One Time Administration Fee:

Covers normal ongoing duties of the Paying Agent/Exchange Agent as described in the governing documents. Payable in advance at closing and not subject to proration. Covers receipt of Letter of Transmittals, receipt of Shares, reporting requirements, payments by wire or checks and other duties as outlined in the governing documents.

$[●]

Processing and review of Letters of Transmittal, each:	$[●]

Out-of-Pocket Expenses: Includes all related expenses, including but not limited to: postage, travel, counsel fees and their disbursements (if applicable).	At Cost

Extraordinary Services:

Extraordinary services are responses to requests, inquiries or developments, or the carrying out of duties or responsibilities of an unusual nature, including termination, which may or may not be provided for in the governing documents, are not routine or undertaken in the ordinary course of business. Payment of extraordinary fees is appropriate where particular requests, inquiries or developments are unexpected, even if the possibility of such things could have been foreseen at the inception of the transaction. A reasonable charge will be assessed and collected by the Trustee or Agent based on the nature of the extraordinary service. At our option, these charges will be billed at a flat fee or at our hourly rate then in effect.

Account approval is subject to review and qualification. Fees are subject to change at our discretion and upon written notice. Fees paid in advance will not be prorated. The fees set forth above and any subsequent modifications thereof are part of your agreement. Finalization of the transaction constitutes agreement to the above fee schedule, including agreement to any subsequent changes upon proper written notice. In the event your transaction is not finalized, any related out-of-pocket expenses will be billed to the client directly. Absent your written instructions to sweep or otherwise invest, all sums in your account will remain uninvested and no accrued interest or other compensation will be credited to the account. Payment of fees constitutes acceptance of the terms and conditions set forth.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an Account. For a non-individual person such as a business entity, a charity, a Trust, or other legal entity, we ask for documentation to verify its formation and existence as a legal entity. We may also ask to see financial statements, licenses, identification and authorization documents from individuals claiming authority to represent the entity or other relevant documentation.

Agreed to and Accepted By:	Agreed to and Accepted By:

Date:

EXHIBIT C

INCUMBENCY CERTIFICATE OF AUTHORIZED SIGNERS

For Parent:

	Name	Telephone Number	Signature

1)

2)

3)

For Shareholder Representative:

	Name	Telephone Number	Signature

1)

2)

3)